                                               ------------------------------
                                                       OMB APPROVAL
                                               ------------------------------
                                               OMB NUMBER:          3235-0145
                                               Expires:      October 31, 1994
                                               Estimated average burden
                                               hours per response  . .  14.90
                                               ------------------------------


                        Exhibit III to Amendment No. 2


                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                 SCHEDULE 13G
                                (RULE 13d-102)

           INFORMATION STATEMENT PURSUANT TO RULES 13d-1 AND 13d-2
                  UNDER THE SECURITIES EXCHANGE ACT OF 1934
                        (AMENDMENT NO.              )*
                                       -------------




                        LONDON INTERNATIONAL GROUP PLC
-------------------------------------------------------------------------------
                               (Name of Issuer)

                   Common Stock, par value 0.10p per share
-------------------------------------------------------------------------------
                        (Title of Class of Securities)

                                  541833307
                          --------------------------
                                (CUSIP Number)



Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).





                              Page 16 of 27 pages

CUSIP No.    541833307                 13G            Page  2   of   11   Pages
         ----------------------                           -----    ------


-------------------------------------------------------------------------------------------------------------------------------
    1      NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   B.A.T. Industries p.l.c.

-------------------------------------------------------------------------------------------------------------------------------
    2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                            (a) [ ]

                                                                                                                        (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
    3      SEC USE ONLY




-------------------------------------------------------------------------------------------------------------------------------
    4      CITIZENSHIP OR PLACE OF ORGANIZATION


                   England

-------------------------------------------------------------------------------------------------------------------------------
                           5     SOLE VOTING POWER

                                          -0-

     NUMBER OF           ------------------------------------------------------------------------------------------------------
      SHARES               6     SHARED VOTING POWER
   BENEFICIALLY
     OWNED BY
       EACH                               48,079,830
     REPORTING
      PERSON             ------------------------------------------------------------------------------------------------------
       WITH                7     SOLE DISPOSITIVE POWER

                                          -0-

                         ------------------------------------------------------------------------------------------------------
                           8     SHARED DISPOSITIVE POWER

                                          48,079,830


-------------------------------------------------------------------------------------------------------------------------------
    9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                   48,079,830


-------------------------------------------------------------------------------------------------------------------------------
    10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                            [ ]

                   N.A.


-------------------------------------------------------------------------------------------------------------------------------
    11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                   14.20%

-------------------------------------------------------------------------------------------------------------------------------
    12     TYPE OF REPORTING PERSON*

                   HC
-------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 17 of 27 pages

CUSIP No.    541833307                 13G            Page   3   of   11   Pages
         ----------------------                            -----    ------


-------------------------------------------------------------------------------------------------------------------------------
    1      NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   Allied Dunbar Assurance plc

-------------------------------------------------------------------------------------------------------------------------------
    2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                            (a) [ ]

                                                                                                                        (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
    3      SEC USE ONLY




-------------------------------------------------------------------------------------------------------------------------------
    4      CITIZENSHIP OR PLACE OF ORGANIZATION


                   England

-------------------------------------------------------------------------------------------------------------------------------
                           5     SOLE VOTING POWER

                                          -0-

                         ------------------------------------------------------------------------------------------------------
     NUMBER OF             6     SHARED VOTING POWER
      SHARES
   BENEFICIALLY
     OWNED BY                             21,748,836
       EACH
     REPORTING           ------------------------------------------------------------------------------------------------------
      PERSON               7     SOLE DISPOSITIVE POWER
       WITH
                                          -0-

                         ------------------------------------------------------------------------------------------------------
                           8     SHARED DISPOSITIVE POWER

                                          21,748,836


-------------------------------------------------------------------------------------------------------------------------------
    9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                   21,748,836


-------------------------------------------------------------------------------------------------------------------------------
    10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                            [ ]

                   N.A.


-------------------------------------------------------------------------------------------------------------------------------
    11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                   6.40%

-------------------------------------------------------------------------------------------------------------------------------
    12     TYPE OF REPORTING PERSON*

                   IC
-------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 18 of 27 pages

CUSIP No.    541833307                 13G            Page   4   of   11   Pages
         ----------------------                            -----    ------


-------------------------------------------------------------------------------------------------------------------------------
    1      NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

                   Allied Dunbar Unit Trusts plc

-------------------------------------------------------------------------------------------------------------------------------
    2      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*                                                            (a) [ ]

                                                                                                                        (b) [ ]

-------------------------------------------------------------------------------------------------------------------------------
    3      SEC USE ONLY




-------------------------------------------------------------------------------------------------------------------------------
    4      CITIZENSHIP OR PLACE OF ORGANIZATION


                   England

-------------------------------------------------------------------------------------------------------------------------------
                           5     SOLE VOTING POWER

                                          -0-

                          -----------------------------------------------------------------------------------------------------
     NUMBER OF             6     SHARED VOTING POWER
      SHARES
   BENEFICIALLY
     OWNED BY                             26,130,994
       EACH
     REPORTING            -----------------------------------------------------------------------------------------------------
      PERSON               7     SOLE DISPOSITIVE POWER
       WITH
                                          -0-

                          -----------------------------------------------------------------------------------------------------
                           8     SHARED DISPOSITIVE POWER

                                          26,130,994


-------------------------------------------------------------------------------------------------------------------------------
    9      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                   26,130,994


-------------------------------------------------------------------------------------------------------------------------------
    10     CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*                                            [ ]

                   N.A.


-------------------------------------------------------------------------------------------------------------------------------
    11     PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                   7.70%

-------------------------------------------------------------------------------------------------------------------------------
    12     TYPE OF REPORTING PERSON*

                   IC
-------------------------------------------------------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!





                              Page 19 of 27 pages

                 Item 1(a).                    Name of Issuer:
                 ---------

                                               LONDON INTERNATIONAL GROUP PLC

                 Item 1(b).                    Address of Issuer's Principal Executive Office:
                 ---------

                                               Stag Place
                                               London EC4V 6BJ
                                               England

                 Item 2(a).                    Name of Person Filing:
                 ---------

                                               B.A.T Industries p.l.c., an English corporation ("B.A.T").

                 Item 2(b)                     Address of Principal Business Office or, if none, Residence:
                 ---------

                                               B.A.T Industries plc
                                               Windsor House
                                               50 Victoria Street
                                               London SW1H ONL
                                               England

                 Item 2(c).                    Citizenship:
                 ---------

                                               England

                 Item 2(d).                    Title of Class of Securities:
                 ---------

                                               Common stock, par value 0.10p per share

                 Item 2(e).                    CUSIP Number:  541833307
                 ---------

                 Item 3.                       This statement is filed pursuant to Rule 13d-1(b) by B.A.T, a Parent Holding
                 ------                        Company, in accordance with Section 240.13d-1(b)(ii)(G).





                              Page 20 of 27 pages

                 Item 4.                       Ownership:
                 ------

                                               (a)     Amount Beneficially Owned:

                                                                 48,079,830

                                                       The shares being reported were acquired by various investment funds for which subsidiaries of B.A.T. act as manager and investment adviser and exercise investment discretion.  The filing of this statement by B.A.T.
                                                       shall not be construed as an admission that B.A.T. is, for the purposes of Section 13(d) or 13(g) of the Act or under the laws or regulations of the United Kingdom, the beneficial owner of any securities covered by this statement.

                                               (b)     Percent of Class:

                                                                 14.20%

                                               (c)     Number of shares as to which person has:

                                                       (i)       sole voting power:               - 0 -
                                                       (ii)      shared voting power:             48,097,830
                                                       (iii)     sole disposition power:          - 0 -
                                                       (iv)      shared disposition power:        48,097,830

                 Item 5.                       Ownership of Five Percent or Less of a Class:
                 ------

                                               Not Applicable.

                 Item 6.                       Ownership of More than Five Percent on Behalf of Another Person:
                 ------

                                               Not Applicable.

                 Item 7.                       Identification and Classification of the Subsidiary Which Acquired the Security
                 ------                        Being Reported on by the Parent Holding Company:

                                               See Exhibit I.





                              Page 21 of 27 pages

                 Item 8.                       Identification and Classification of Members of the Group:
                 ------

                                               Not Applicable.

                 Item 9.                       Notice of Dissolution of the Group:
                 ------

                                               Not Applicable.

                 Item 10.                      Certification:
                 -------

                                               By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.





                              Page 22 of 27 pages

                                   SIGNATURES


                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                  B.A.T INDUSTRIES p.l.c.


Dated February 9, 1995            By:  /s/ Anthony Robert Holliman
                                     -------------------------------------
                                     Name:  Anthony Robert Holliman
                                     Title:  Assistant Corporate Secretary





                              Page 23 of 27 pages

                                   SIGNATURES


                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                  ALLIED DUNBAR ASSURANCE plc


Dated February 9, 1995            By: /s/ Ross MacLean
                                     ------------------------------------
                                     Name:  Ross MacLean
                                     Title:  Investment Manager





                              Page 24 of 27 pages

                                   SIGNATURES


                  After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                  ALLIED DUNBAR UNIT TRUSTS plc


Dated February 9, 1995            By: /s/ Ross MacLean
                                     ---------------------------------
                                     Name:  Ross MacLean
                                     Title:  Investment Manager





                              Page 25 of 27 pages

                                 Exhibit Index


Exhibit                   Description                               Page Number
-------                   -----------                               -----------
   I              Identification and Classification                      27
                  of Subsidiaries





                              Page 26 of 27 pages

                                   Exhibit I



                  The shares of LONDON INTERNATIONAL GROUP PLC which are the Subject of this Schedule 13G were acquired by various investment funds for which subsidiaries of B.A.T. act as manager and investment adviser and exercise investment discretion. The identity of such subsidiaries is as follows:


                  Allied Dunbar Assurance plc
                  Allied Dunbar Centre
                  Swindon SN1 1EL
                  England

                  Allied Dunbar Unit Trusts plc
                  Allied Dunbar Centre
                  Swindon SN1 1EL
                  England

                  Allied Dunbar International Fund Managers Limited Allied Dunbar International Centre
                  Lord Street
                  Douglas
                  Isle of Man

                  Each of the foregoing subsidiaries is an insurance company for purposes of Item 3 of this Statement.





                              Page 27 of 27 pages